UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 19, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                    1-13408                56-1362926
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code  (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

     On September 19, 2006, Digital Recorders, Inc. noted that the U.S. Senate recently voted to amend H.R. 4954, the Port Security Improvement Act of 2006, to include $3.5 billion for transit security over three years.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01.  Regulation FD Disclosure

     The Company incorporates by reference the information included in Item 8.01 of this Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits

(a)      Exhibits.
         99.1     Press release dated September 19, 2006.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIGITAL RECORDERS, INC.

Date: September 19, 2006     By: /s/ KATHLEEN BROWN OHER, CPA
                                 -----------------------------------------------
                                 Kathleen Brown Oher, CPA
                                 Vice President, Chief Financial Officer,
                                 Treasurer, and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

  99.1       Press release dated September 19, 2006.